UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2016

Lakeland Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15535	13-3115216
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3555 Veterans Memorial Hwy, Suite C, Ronkonkoma, New York	11779-7410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 981-9700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2016, the Board of Directors of Lakeland Industries, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated By-Laws (as amended, the “By-Laws”), effective as of that same date, to maintain the number of directors at five members.

A copy of the By-Laws, as amended, is attached hereto as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated By-Laws of Lakeland Industries, Inc. (effective as of December 13, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2016

LAKELAND INDUSTRIES, INC.

/s/ Christopher J. Ryan
Christopher J. Ryan
Chief Executive Officer & President